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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                  FORM 8-K/A

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                                CURRENT REPORT
    Pursuant to section 13 of 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 6, 1998



                               Network Six, Inc.
            (Exact name of registrant as specified in its charter)

                          Commission File No. 0-21038


   Rhode Island                                                      05-036-6090
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


               475 Kilvert Street, Warwick, Rhode Island  02886
         (Address of principal executive offices, including zip code)

                                (401) 732-9000
             (Registrant's telephone number, including area code)



Item 4. Changes in Registrant's Certifying Accountant

        On January 6, 1998, the Registrant engaged the firm of Sansiveri, Kimball & McNamee, LLP ("SKM"), as its certifying accountant. Before the engagement, neither the Registrant nor anyone on its behalf (i) consulted with the newly engaged accountant regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) had been provided with advice that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue. The decision to engage SKM was approved by the Audit Committee of the Board of Directors of the Registrant.

        On January 6, 1998, the Registrant terminated, with the concurrence of its Audit Committee, its relationship with its certifying accountant KPMG Peat Marwick LLP ("KPMG"). KPMG included in its Independent Auditors' reports dated March 28, 1997 and April 1, 1996 a statement that the accompanying financial statements had been prepared assuming that the Company will continue as a going concern. In addition, during the audit of the Company's financial statements for the year ended December 31, 1996, KPMG concluded approximately $1.8 million of revenue recognized on the registrant's contract with the State of Hawaii during the first three quarters of 1996 should not have been recognized and should have been reversed in the respective Quarters. The Registrant believes that the revenue was

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properly and correctly recognized and that there is no reason that it should have known, during the first three quarters of 1996, under applicable accounting standards that the revenue should not have been recognized at the time. Moreover, when the Registrant had reason to know that revenue under the contract should not be recognized because of changed conditions, such revenue was reversed in the fourth quarter of 1996 and for the year ended December 31, 1996.

     The Registrant has requested KPMG furnish the Registrant with a letter addressed to the SEC stating whether or not KPMG agrees with the above statements. A copy of such letter will be filed as an exhibit to this current Report on Form 8-K.


Item 7. Exhibits
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                 16.01 Letter regarding Change in Certifying Accountant from
                 KPMG Peat Marwick LLP, independent auditors.



                                           SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Network Six, Inc.



                                       By:   /s/ Dorothy M. Cipolla
                                           ------------------------------
                                             Dorothy M. Cipolla
                                             Chief Financial Officer